UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)   May 3, 2002
                                                         ----------------


                               RADISYS CORPORATION

            Oregon                   0-26844                  93-0945232
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(State or other jurisdiction of   (Commission                (IRS Employer
 incorporation or organization)      File No.)               Identification No.)


5445 NE Dawson Creek Drive, Hillsboro, OR                        97124
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(Address of principal executive offices)                       (Zip Code)



                                  (503 615-1100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

         On May 3, 2002, RadiSys Corporation (the "Company") announced that Dr. Glenford J. Myers has stepped down as President, Chief Executive Officer and Chairman of the Board of Directors of the Company, and that Ronald A. Dilbeck, the Company's Senior Vice President and General Manager of Telecommunications Division, has been appointed acting President and Chief Executive Officer. Carl
W. Neun has been appointed acting Chairman of the Board of Directors of the Company. The Company's press release announcing these events is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.
                  --------

         99.1     Press release dated May 3, 2002.









































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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   May 3, 2002.

                                            RADISYS CORPORATION



                                            By:/s/JULIA HARPER
                                               --------------------------------
                                                 Julia Harper
                                                 Chief Financial Officer







































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


                                  EXHIBIT INDEX


Exhibit           Description

99.1              Press release dated May 3, 2002.